Exhibit 10.22

SPONSORED RESEARCH CONTRACT

THIS CONTRACT, effective the 16th day of November, 2018 (hereinafter the “Effective Date”), is entered into by and between Baylor College of Medicine (hereinafter “Baylor”) and Marker Therapeutics, Inc., a Delaware corporation, with principal offices located at 3200 Southwest Freeway Suite 2240, Houston, TX 77027 (hereinafter “Sponsor”), governing research to be conducted at Baylor in the laboratory of Dr. Juan Vera (hereinafter “Principal Investigator”).

The parties agree as follows:

WHEREAS the Sponsor is interested in scientific research related to the manufacturing of T-cells; and

WHEREAS Baylor has on its staff certain scientists and technicians who possess unique knowledge and experience in substantive fields relating to such research; and

WHEREAS Baylor and Marker Therapeutics, Inc., entered into a license agreement dated March 16, 2018 (“License”); and

WHEREAS the proposed research is intended, to advance the development of the technology licensed by way of the License; and

WHEREAS Marker Therapeutics, Inc., changed its name to Marker Cell Therapy, Inc., merged into Taplmmune, Inc., a Nevada corporation and Taplmmune, Inc. changed its name to Marker Therapeutics, Inc. and reincorporated in Delaware; and

WHEREAS the Sponsor is willing to fund such research by Baylor.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter recited, the parties do hereby agree as follows:

1.	Definitions

For purposes of this Contract, the following definitions apply:

1.1	“Affiliate(s)” shall mean any corporation or business entity which is controlled by, controls, or is under common control of the Sponsor at the time of execution of this Contract. For this purpose, the meaning of the word “control” shall include, without limitation, direct or indirect ownership of more than fitly percent (50%) of the voting shares of such corporation, or fifty percent (50%) of the ownership interests in such other business entity.

CONFIDENTIAL TREATMENT REQUESTED BY MARKER THERAPEUTICS, INC.

Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

1.2	“Contract Period” shall mean the period commencing on the Effective Date of this Contract and terminating on the fourth anniversary of the Effective Date. This Contract may be extended for an additional term by the mutual written consent of the duly authorized representatives of Baylor and the Sponsor.

1.3	“FDA” shall mean the United States Food and Drug Administration.

1.4	“Project Research” shall mean research pertaining to T-cell manufacturing as described more fully in Exhibit A (which is incorporated herein by reference and made part of this Contract) or such modifications of Exhibit A as may be mutually agreed upon in writing by duly authorized representatives of Baylor and the Sponsor.

1.5	“Project Funds” shall mean those funds paid by the Sponsor to Baylor for the Project Research in accordance with this Contract. Project Funds are detailed in Exhibit A “Budget”. Baylor and Sponsor have negotiated the budgets for years I and 2 of this Agreement. The budgets for years 3 and 4 will be negotiated by Baylor and Sponsor during the final six months of year 2. The Budget is inclusive of all indirect and overhead costs.

1.6	“Project Team” shall mean the Principal Investigator and the research technicians under the Principal Investigator's direction and control who are supported in whole or in part by the Project Funds.

2.	Research

2.1	Conduct of Project Research. During the Contract Period, the Project Team shall conduct Project Research on behalf of the Sponsor.

2.2	Meetings. During the Contract Period, the Principal Investigator and representatives of the Sponsor shall meet from time to time to discuss the planning and progress of the Project Research.

2.3	Reporting Obligations. Baylor shall advise the Sponsor of the results of the Project Research and, at least once every six (6) months during the Contract Period, provide the Sponsor with written progress reports concerning the Project Research. A final written report setting forth the results achieved under and pursuant to the Project Research shall be submitted by Baylor to the Sponsor within ninety (90) days of termination of the research which is the subject of this Contract. Such final report shall include: a complete summary of the research carried out and detailed experimental protocols of the research performed in the course of the Project Research.

CONFIDENTIAL TREATMENT REQUESTED BY MARKER THERAPEUTICS, INC.

Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

2.4	Obligation to Provide Data. Baylor shall, throughout the term of this Contract, provide to the Sponsor copies of all data and other information generated by or on behalf of the Project Team pursuant to this Contract including, without limitation, all raw data obtained as a result of studies conducted in the course of Project Research and all experimental procedures developed under the Project Research in sufficient written detail to permit the Sponsor's personnel to employ such procedures in their own research.

2.5	Compliance with Applicable Laws. All studies done in connection with the Project Research shall be carried out in strict compliance with any applicable federal, state, or local laws, regulations, or guidelines governing the conduct of such research.

2.6	Project Team Personnel Changes. Baylor shall promptly advise the Sponsor in respect to any changes in the personnel comprising the Project Team. If, for any reason, the Principal Investigator ceases to be associated with Baylor, or otherwise becomes unavailable to work on the Project Research, a qualified replacement scientist at Baylor shall be mutually appointed by Baylor and the Sponsor to be the Principal Investigator, or, at the Sponsor's sole option, this Contract shall be terminated on thirty (30) days written notice.

3.	Payments

3.1	Payment Terms. With respect to the years 1 and 2 budgets, the Sponsor shall pay Baylor the Project Funds amount of two hundred fifty six thousand two hundred seventy two Dollars ($256,272.00) in the following manner:

(a)	on or before the Effective Date, the Sponsor shall pay Baylor the sum or ($76,882.00) Dollars:

(b)	One hundred fifty three thousand seven hundred sixty four dollars ($153,764.00) shall be paid in equal monthly installments on or before the first day of each month for the duration of the Contract Period.

(c)	A final payment that includes all outstanding payments due will be sent by the Sponsor to Baylor within thirty (30) days of receipt by the Sponsor of the final written report, as set forth in Section 2.3.

(d)	With respect to the years 3 and 4 budgets, Sponsor shall pay the Project Funds for those years on a similar schedule as that for the payments set forth above for years 1 and 2.

CONFIDENTIAL TREATMENT REQUESTED BY MARKER THERAPEUTICS, INC.

Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

3.2	Late Payments. In the event that any payment due hereunder is not made when due, the payment shall accrue interest beginning on the first day of the month following the date when such payment is due, calculated at the annual rate of the sum of (a) [***REDACTED***] percent ([***REDACTED***]%) plus (b) the prime interest rate quoted by Citibank. N.A., New York, New York, on the date such payment is due, or on the date payment is made, whichever is higher, the interest being compounded on the last day of each calendar month, provided that in no event shall said annual rate exceed the maximum legal interest rate for corporations. Such payment when made shall be accompanied by all interest so accrued. Said interest and the payment and acceptance thereof shall not negate or waive the right of Baylor to any other remedy, legal or equitable, to which Baylor may be entitled because of the delinquency of the payment.

3.3	Direction of Payments

Payments under the terms of this Contract shall be made by check payable to:

Name on check:	Baylor College of Medicine
Tax ID #:	[***REDACTED***]
Grants and Contracts Dept.
P.O. Box 301207
Dallas, Texas 75303-1207

4.	Non-Disclosure Agreement and Publications

4.1	Scope of Confidentiality. Nothing in this Contract shall be construed to limit the freedom of the Principal Investigator, physicians, research scientists, or other individuals conducting the Project Research, whether paid under this Contract or otherwise, to engage in similar research performed independently under other grants, contracts, or agreements with parties other than the Sponsor. Baylor, the Principal Investigator, and the Sponsor agree to use reasonable efforts to prevent disclosure of information under and pursuant to this Contract which is designated in writing as being “CONFIDENTIAL”.

4.2	Confidentiality Obligations. Baylor and the Sponsor further agree that, except as provided in Section 4.3, 4.4 and 5.1 below, they will not use, except in furtherance of this Contract, and not disclose orally, by written publication, or otherwise, any Project Research results except that such information may be disclosed insofar as such disclosure is necessary to allow either Baylor or the Sponsor, as the case may be, (i) to defend itself against litigation, (ii) to file and prosecute patent applications on any invention conceived or reduced to practice under the Project Research, or (iii) to comply with judicial decree or government action. Notwithstanding the above, such obligation of confidentiality shall not apply to information that at the time of disclosure:

CONFIDENTIAL TREATMENT REQUESTED BY MARKER THERAPEUTICS, INC.

Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(a)	is in the public domain;

(c)	has come into the public domain through no fault of Baylor; was known to the receiving party prior to its disclosure by the disclosing party;

(d)	is disclosed by a third party not under an obligation of non-disclosure;

(e)	is required by law or legal process to be disclosed; or

(f)	written permission for disclosure has been granted to the disclosing party by Baylor or the Sponsor, as the case may be.

Additionally, Baylor may use Project Research results in non-commercial research, so long as such non-commercial research is not made available to a commercial third party.

4.3	Publication Procedures. In the exercise of the rights of academic freedom of an educational institution and its faculty, Baylor, the Principal Investigator, and the Project Team shall have the right to publish in scientific or other journals, or to present at professional conferences or other meetings, the results of the Project Research conducted under this Contract. In order to permit the Sponsor the opportunity to request protection of patent and proprietary rights relating to the Project Research, a copy of each proposed publication shall be provided to the Sponsor thirty (30) days in advance of submission for publication to permit the Sponsor time to review the subject matter of such publication. Requests for protection of patent and proprietary rights shall be made to Baylor in writing within thirty (30) days of receipt of the proposed publication. Upon such request, Baylor shall make reasonable efforts to secure patent protection as per Section 5.3. Any final proposed publication provided to the Sponsor shall be considered as acceptable for submission for publication unless the Sponsor notifies Baylor and the Principal Investigator within thirty (30) days of receipt of the proposed publication. The Sponsor shall also receive final drafts of any proposed publication and the Sponsor shall be named in the publication as the sponsor of the Project Research or, as the case may be, the licensee of such technology. The right to review publications as set forth herein shall extend only to the work product of the Principal Investigator and the Project Team pursuant to the Project Research and not to the work product of other research conducted in the laboratories of the Principal Investigator, or member of the Project Team, or in the laboratories of other researchers at Baylor.

4.4	Sponsor Sharing of Confidential Information. Sponsor may share Project Research results with potential collaborators, and/or investors as needed, provided potential collaborators, and/or investors are under obligations of confidentiality similar to those hereunder. Upon the earliest of (a) publication by Baylor per term 4.3 above, or (b) 18 months have passed from completion of the Project Research hereunder, Sponsor may share the Project Research results for any purpose.

CONFIDENTIAL TREATMENT REQUESTED BY MARKER THERAPEUTICS, INC.

Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

5.	Ownership and Patents

5.1	Ownership. Baylor shall have sole and exclusive ownership rights to any invention of a product, device, process, or method, whether patentable or unpatentable (an “Invention”) arising out of the Project Research subject to the right of the Sponsor to take an exclusive, or non-exclusive, fee-bearing, royalty-bearing license to the Invention, as set forth in Section 5.2 below. Notwithstanding the foregoing, Inventions arising out of the Project Research hereunder, which directly relate to the technology licensed to Sponsor under the License, and which were funded by the Sponsor, shall be incorporated by amendment into the License.

5.2	Right of First Review. Baylor grants to the Sponsor the right of first review with respect to any Invention, discovered from the performance of the Project Research, under the following the terms:

(a)	The Sponsor shall comply with the terms of non-disclosure, as set forth in Section 4 of this Contract.

(b)	Baylor shall notify the Sponsor, in writing, of the Invention and provide the Sponsor with sufficient detail to evaluate the Invention.

(c)	The Sponsor shall have forty-five (45) days after such notification to evaluate the Invention and notify Baylor, in writing, that the Sponsor desires to license the Invention.

(d)	Upon notification by the Sponsor of its desire to acquire rights to the Invention, the Sponsor and Baylor shall negotiate, in good faith, for a period not to exceed sixty (60) days, unless extended by mutual written agreement of Baylor and the Sponsor, in an effort to arrive at terms and conditions satisfactory to Baylor and the Sponsor for the license by the Sponsor of the Invention.

(e)	If Baylor and the Sponsor do not reach such agreement within said sixty-day (60-day) period, or if the Sponsor fails to notify Baylor within said forty-five-day (45-day) period, or if the Sponsor decides not to acquire the rights to the Invention, Baylor shall be free to deal with the Invention as Baylor in its discretion may decide, and Baylor shall have no further obligations to the Sponsor with respect to the Invention.

CONFIDENTIAL TREATMENT REQUESTED BY MARKER THERAPEUTICS, INC.

Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(f)	The right of first review, as presented herein, shall terminate at the earlier of the (i) second anniversary of the Effective Date or (ii) the termination of this Contract, but only if Baylor has previously provided Company with written notification of all Inventions arising out of the Project Research. In the event Baylor has not provided such written notification as to an Invention, Baylor will provide Sponsor with written notification and the provisions of this section 5.2 will be carried out.

5.3	Filing Obligations With respect to inventions which the Sponsor has elected to take an exclusive, or non-exclusive, royalty-bearing license, as provided in Sections 5.1 and 5.2:

(a)	Baylor shall be responsible for the preparation, filing, and prosecution of all patent applications covering any Invention arising out of the Project Research. The Sponsor shall be responsible for all costs and fees associated therewith from and after the Effective Date of such license and shall reimburse Baylor for such costs accrued prior to the Effective Date of such license. Baylor shall seek and consider the advice and counsel of the Sponsor in such filing / prosecution of patent applications. The Sponsor and its employees shall reasonably assist Baylor in the preparation, filing, and prosecution of such patent applications;

(b)	the Sponsor shall also have the responsibility for filing all applications which may be required by health or regulatory authorities relating to the products arising from the Project Research including, without limitation, filing a New Drug Application with the FDA. All costs and expenses associated with such filings shall be borne by the Sponsor. The Sponsor shall own all right, title, and interest in any FDA or other regulatory approvals which are obtained by or on behalf of the Sponsor; and,

(c)	Baylor and its employees shall reasonably assist the Sponsor with respect to any filings which may be required by appropriate health or regulatory authorities.

6.	Termination

6.1	Contract Period. This Contract shall remain in effect for the Contract Period unless extended in accordance with the terms of this Contract, as outlined in Section 1.2.

6.2	Termination for Default. In the event that either party shall be in default of any of its obligations under this Contract and shall fail to remedy such default within sixty (60) days after receipt of written notice thereof, the party not in default shall have the option of canceling this Contract by giving thirty (30) days written notice of termination to the other party.

CONFIDENTIAL TREATMENT REQUESTED BY MARKER THERAPEUTICS, INC.

Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

6.3	Effects of Termination; Survival. Termination of this Contract shall not affect the rights and obligations of the parties, which shall have accrued prior to termination, including, without limitation, the confidentiality obligations set forth in Section 4.1.

7.	Indemnification

7.1	Indemnity Obligation. The Sponsor agrees to defend, indemnify and hold harmless Baylor, the Principal Investigator, Baylor's trustees, officers, agents, staff, employees, students, and faculty members, and its affiliated hospitals (all such parties are hereinafter referred to collectively as the “Indemnified Parties”) from and against any and all third party liability, claims, lawsuits, losses, demands, damages, costs, and expenses (including reasonable attorney's fees and court costs), arising directly or indirectly out of the Project Research or the design, manufacture, sale or use of any embodiment or manifestation of the Project Research regardless of whether any and all such liability, claims, lawsuits, losses, demands, damages, costs, and expenses (including attorney's fees and court costs) arise in whole or in part from the negligence of any of the Indemnified Parties. Notwithstanding the foregoing, the Sponsor will not be responsible for any liability, claims, lawsuits, losses, demands, damages, costs, and expenses (including attorney's fees and court costs) which arise solely from:

(i)	the gross negligence or intentional misconduct of Baylor or the Principal Investigator; and

(ii)	actions by Baylor or the Principal Investigator in violation of applicable laws or regulations.

7.2	Obligation to Defend. The Sponsor agrees to provide a diligent defense against any and all liability, claims, lawsuits, losses, demands, damages, costs, and expenses (including attorney's fees and court costs), brought against the Indemnified Parties with respect to the subject of the indemnity contained in Section 7.1, whether such claims or actions are rightfully or wrongfully brought or filed.

7.3	Indemnification Procedures. Any Indemnified Party wishing to be indemnified as provided in Sections 7.1 and 7.2 shall:

(a)	promptly after receipt of notice of any and all liability, claims, lawsuits losses, demands, damages, costs, and expenses, or after the commencement of any action, suit, or proceeding giving rise to the right of indemnification, notify the Sponsor, in writing, of said liability, claims, lawsuits, losses, demands, damages, costs, and expenses and send to the Sponsor a copy of all papers served on the Indemnified Party; the Indemnified Party's failure to notify the Sponsor will not relieve the Sponsor from any liability to the Indemnified Party;

CONFIDENTIAL TREATMENT REQUESTED BY MARKER THERAPEUTICS, INC.

Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

(b)	permit the Sponsor to retain counsel of its choosing to represent the Indemnified Party (but in the event that the Sponsor does not select counsel to represent the Indemnified Party within ten (10) days of notification of Sponsor per section 7.3(a), the Indemnified Party may select its own counsel, the fees and all costs of which counsel will be borne by the Sponsor); and

(c)	allow the Sponsor to retain exclusive control of any such liability, claims, lawsuits, losses, demands, damages, costs, and expenses, including the right to make any settlement, except that the Sponsor will not have the right to make any settlement or take any other action which would be deemed to confess wrongdoing by any of the Indemnified Parties or could reasonably be expected to have a negative effect on the reputation of one of the Indemnified Parties, without the prior written consent of Baylor and the Indemnified Party involved.

8.	Insurance

Insurance Coverage Limits. During the term of this Contract, the Sponsor shall maintain in full force and effect a policy or policies of:

(i)	general liability insurance with limits of not less than $5,000,000 per occurrence and $5,000,000 annual aggregate; and

(ii)	products liability insurance with limits of not less than $5,000,000 per occurrence and $5,000,000 annual aggregate.

Such policies shall name Baylor, the Principal Investigator, Baylor's trustees, officers, agents, staff, employees, students, and faculty members, and its affiliated hospitals as additional insureds. Such coverage(s) shall be purchased from a carrier or carriers deemed acceptable to Baylor and certificates of insurance evidencing the coverage(s) maintained will be provided.

10.	Independent Contractors

The Sponsor and Baylor shall at all times act as independent parties and nothing contained in this Contract shall be construed or implied to create an agency or partnership. Neither party shall have the authority to contract or incur expenses on behalf of the other except as may be expressly authorized by collateral agreements. The Principal Investigator and members of the Project Team shall not be deemed to be employees of the Sponsor.

CONFIDENTIAL TREATMENT REQUESTED BY MARKER THERAPEUTICS, INC.

Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

11.	Use of Institution Name/Public Statements

11.1	The Sponsor agrees that it will not at any time during or following termination of this Contract use the name of Baylor or any other names, insignia, symbol(s), or logotypes associated with Baylor or any variant or variants thereof or the names of the Principal Investigator or any other Baylor faculty member or employee orally or in any literature, advertising, or other materials without the prior written consent of Baylor, which consent may be withheld at Baylor's sole discretion. Notwithstanding the foregoing, the Sponsor shall be permitted to state orally and in writing the fact that the Project Research is being conducted at Baylor under the direction of the Principal Investigator.

11.2	Baylor agrees to make no public presentations about the Project Research outside of appropriate scientific meetings, to issue no news releases about the Project Research, and neither party shall make use of the other's name in any form of public information without the written permission of the other party.

12.	Choice of Law

Any disputes or claims arising under this Contract shall be governed by the laws of the State of Texas, Harris County, City of Houston as the site for the performance of the Project Research.

13.	Severability

If any one or more of the provisions of this Contract shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Contract shall not in any way be affected or impaired thereby.

14.	Waiver

The failure of any party hereto to insist upon strict performance of any provision of this Contract or to exercise any right hereunder will not constitute a waiver of that provision or right.

CONFIDENTIAL TREATMENT REQUESTED BY MARKER THERAPEUTICS, INC.

Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

15.	Notices

Any notice or communication required or permitted to be given or made under this Contract by one of the parties hereto to the other shall be in writing and shall be deemed to have been sufficiently given or made for all purposes if mailed by certified mail, postage prepaid, addressed to such other party at its respective address as follows:

If to the Sponsor:

Peter Hoang

President and CEO

Marker Therapeutics, Inc.

3200 Southwest Freeway, Suite 2240

Houston, TX 77027

917-916-6644

If to Baylor with respect to all non-technical matters:

Michael B. Dilling Ph.D., CLP

Director, Baylor Licensing Group

Baylor College of Medicine

Mail Stop BCM 210

One Baylor Plaza

Houston, Texas 77030-3411

If to Baylor with respect to technical questions:

(Investigator's name, address, and phone number)

Dr Juan F Vera

1 Baylor Plaza, MS: BCM505

jfvera@txch.org

832.824.4717

16.	Assignment

This Contract may be assigned by the Sponsor to any parent, subsidiary, or affiliate of the Sponsor or to any successor in interest only by reason of any merger, acquisition, partnership, or license agreement only with Baylor's prior written approval which shall not be unreasonably withheld. Any assignment or attempt to assign, or any delegation or attempt to delegate, in the absence of such prior written consent, shall be void and without effect. This Contract may not be assigned by Baylor.

CONFIDENTIAL TREATMENT REQUESTED BY MARKER THERAPEUTICS, INC.

Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

17.	Entirety

With the exception of the License, this Contract represents the entire agreement of the parties and it expressly supersedes all previous written and oral communications between the parties with regard to the Project Research proposed hereunder. No amendment, alteration, or modification of this Contract or any exhibits attached hereto shall be valid unless executed in writing by authorized signatories of both parties.

18.	Warranties

Baylor makes NO WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE RESULTS OF THE PROJECT RESEARCH OR OF THE MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF SUCH PROJECT RESEARCH OR RESULTS. Baylor shall not be liable for any direct, consequential, or other damages suffered by the Sponsor or any other party as a result of the conduct of the Project Research. All warranties made or to be made in connection with the Project Research shall be made by the Sponsor thereof and none of such warranties shall directly or indirectly by implication obligate in any way Baylor, the Principal Investigator, Baylor's trustees, officers, agents, staff, employees, students, and faculty members, and its affiliated hospitals.

CONFIDENTIAL TREATMENT REQUESTED BY MARKER THERAPEUTICS, INC.

Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed in duplicate counterpart original by their duly authorized representatives to be effective as of the Effective Date.

SPONSOR			BAYLOR COLLEGE OF MEDICINE

By:	/s/ Peter L. Hoang	11/16/18	By:	/s/ Michael B. Dilling Ph.D., CLP	11/26/2018
	Signature	Date		Signature	Date
	Peter L. Hoang			Michael B. Dilling Ph.D., CLP
	President & CEO			Director, Baylor Licensing Group

I acknowledge that I have read this Contract in its entirety and that I shall use reasonable efforts to uphold my individual obligations and responsibilities set forth herein:

By:	/s/ Juan F. Vera, M.D.	11/21/18	By:	/s/ Ann Leen, Ph.D.	11/21/18
	Signature	Date		Signature	Date
	Principal Investigator			Co-Investigator

	Juan F. Vera, M.D.			Ann Leen, Ph.D.
	Typed Name			Typed Name

	Principal Investigator			Co-Investigator
	Title			Title

CONFIDENTIAL TREATMENT REQUESTED BY MARKER THERAPEUTICS, INC.

Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT A

WORKSCOPE

[***REDACTED***]

Deliverables:

[***REDACTED***]

Expected Deliverables:

[***REDACTED***]

CONFIDENTIAL TREATMENT REQUESTED BY MARKER THERAPEUTICS, INC.

Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

BUDGET

Salaries and Wages

Name	% Effort	Year 1	Year 2
PI	1%	[***REDACTED***]	[***REDACTED***]
Co-Inv	2%	[***REDACTED***]	[***REDACTED***]
Postdoc	[***REDACTED***]%	[***REDACTED***]	[***REDACTED***]
Cell Proc Tech	[***REDACTED***]%	[***REDACTED***]	[***REDACTED***]
Rsch Tech	[***REDACTED***]%	[***REDACTED***]	[***REDACTED***]
Subtotal:	[***REDACTED***]%	28,971	29,840

Fringe Benefits

Name	% Effort	Year 1	Year 2
PI	1%	[***REDACTED***]	[***REDACTED***]
Co-Inv	2%	[***REDACTED***]	[***REDACTED***]
Postdoc	[***REDACTED***]%	[***REDACTED***]	[***REDACTED***]
Cell Proc Tech	[***REDACTED***]%	[***REDACTED***]	[***REDACTED***]
Rsch Tech	[***REDACTED***]%	[***REDACTED***]	[***REDACTED***]
Subtotal:	[***REDACTED***]%	10,406	10,719

Supplies (examples below)

	Year 1	Year 2
Tissue Culture	[***REDACTED***]	[***REDACTED***]
Monoclonal Antibodies	[***REDACTED***]	[***REDACTED***]
Immune Studies	[***REDACTED***]	[***REDACTED***]
Cytokines	[***REDACTED***]	[***REDACTED***]
Subtotal:	39,625	40,814

Total Direct Cost for All Year Modular Format	[***REDACTED***]	[***REDACTED***]
Indirect Cost for regular line items	[***REDACTED***]	[***REDACTED***]
Total Cost Direct and Indirect per year	[***REDACTED***]	[***REDACTED***]
Total Budget Requested All Year		$256,272

CONFIDENTIAL TREATMENT REQUESTED BY MARKER THERAPEUTICS, INC.

Portions herein identified by [***] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Baylor College of Medicine — Baylor Licensing Group
Monetary Contract Routing Sheet

1.	Contract Type: Sponsored Research Agreement BRAIN 54715-1

2.	Contract Parties: Marker Therapeutics

3.	Contract Principal Investigator: Juan Vera and Ann Leen

4.	Effective Date: 11/16/2018

5.	Contract Term: ending November 15, 2022

6.	Termination without Cause: none

7.	Payment Amount: up to $256,272 (years 1 and 2 only, years 3 and 4 will be covered in an amendment)

(a)	On or before Effective Date $76,882

(b)	Equal monthly installments of the remainder $153,764 for two years

8.	%IDC: [***REDACTED***]

Principal Investigator Certification: I certify that I have read the contract and understand the business terms, that the contract is in Baylor's best interest, and that the activity is consistent with Baylor's mission.

Signature of Principal Investigator:	/s/

Signature of Department Administrator:	/s/

Signature of Department Chair:	/s/